EXHIBIT 23







           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 25, 1995, included in EG&G, Inc.'s Form 10-K for the fiscal year ended January 1, 1995, and to all references to our Firm included in this Registration Statement.

                                   /s/ Arthur Anderson
                                   ARTHUR ANDERSEN LLP

Boston, Massachusetts
September 13, 1995